                                                                    EXHIBIT 10.3


                              THIRD AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

       THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 17th day of June, 1999 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, NATIONSBANK, N.A. D/B/A BANK OF AMERICA, N.A., as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.

                             W I T N E S S E T H:
                             - - - - - - - - - -

       WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A. d/b/a Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Amended and Restated Revolving Credit Agreement dated as of November 16, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated August 28, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated as of April 17, 1998, as amended (as amended by the foregoing, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 17, 1999 among Company and Banks, as amended by that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of June 7, 1999 among Company and Banks and as in effect as of the Effective Date, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

       WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                          Definitions and References
                          --------------------------

       1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.

                                  ARTICLE II
                                  Amendments
                                  ----------

       2.01.  Amendment to Article I.
              ----------------------

       A. Effective as of the Effective Date, the last sentence of the definition of "Compressor Lease Agreements" is amended in its entirety and the
               ---------------------------
following is substituted therefor:

       "As used herein and in sub-clause (xiii) of the definition of Permitted Liens, the term "funding amount" shall mean the lessor's cost of the compressors and other equipment as set forth in such lease agreement."

       B. Effective as of the Effective Date, sub-clause (xiii) of the definition of "Permitted Liens" is amended in its entirety and the following is
               ---------------
substituted therefor:

       "(xiii) (a) Liens granted under the Compressor Lease Agreements, under which (i) the total funding amount under the wellhead compressor lease agreements for Mineral Properties in the San Juan Basin area is $4,600,000, (ii) the total funding amount under the compressor lease agreements for Mineral Properties in the East Texas area is $5,000,000, and (iii) the total funding amount under the compressor lease agreements for Mineral Properties in the Ozona Texas area is $3,500,000, (b) Liens granted under aircraft lease agreements and other equipment lease agreements in which Company or a Subsidiary is the lessee in which the total funding amount thereunder shall not exceed $6,200,000, and (c) Liens granted under such other and additional compressor leases in which Company or a Subsidiary is the lessee in which the total funding amount thereunder shall not exceed $10,000,000 per calendar year, provided, however, that all lease and rental payments respecting the leases permitted under this sub-clause (xiii) shall be included as operating expenses in the determination of Cash Flow, Net Revenue and, to the extent such payments are attributable to wellhead compressor leases, the Present Value of Borrowing Base Reserves as established by each Reserve Report,"

2.02.  Amendment to Section 9.01.  Effective as of the Effective Date, sub-
       -------------------------
clause (xi) of Section 9.01 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

       "(xi) [INTENTIONALLY OMITTED],"

                                  ARTICLE III
                              Condition Precedent
                              -------------------

       3.01.  Counterparts; Conditions to Effectiveness.  This instrument shall
              -----------------------------------------
become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart

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       hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

                                  ARTICLE IV
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

       4.01.  Ratifications.  The terms and provisions set forth herein shall
              -------------
modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

       4.02.  Representations, Warranties and Agreements.  Company hereby
              ------------------------------------------
represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

                                   ARTICLE V
                           Miscellaneous Provisions
                           ------------------------

       5.01.  Reference to Loan Agreement.  The other Loan Papers, and any
              ---------------------------
and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

       5.02.  Expenses of Agents.  As provided in the Loan Agreement, Company
              ------------------
agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

       5.03.  Counterparts.  This instrument may be executed in one or more
              ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       5.04.  Headings.  The headings, captions, and arrangements used herein
              --------
are for convenience only and shall not affect the interpretation of this instrument.

       5.05.  Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL
              --------------
OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

       5.06.  Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE
              ---------------
OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

       IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

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                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:    JOHN O'REAR
                                     ----------------------------------------
                                     John O'Rear, Vice President and Treasurer


                              BANKS:
                              -----

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:    JOHN KOWALCZUK
                                     ----------------------------------------
                              Name:  John Kowalczuk
                                     ----------------------------------------
                              Title: Vice President
                                     ----------------------------------------


                              NATIONSBANK, N.A., dba Bank of America, N.A.


                              By:    J. SCOTT FOWLER
                                     ----------------------------------------
                                     J. Scott Fowler, Managing Director




                              CHASE BANK OF TEXAS, N.A.


                              By:    DALE HURD
                                     ----------------------------------------
                                     Dale Hurd, Managing Director

                              BANKBOSTON, N.A.


                              By:    GEORGE W. PASSELA
                                     ----------------------------------------
                              Name:  George W. Passela
                                     ----------------------------------------
                              Title: Managing Director
                                     ----------------------------------------


                              WELLS FARGO BANK (TEXAS), N.A.


                              By:    CHARLES D. KIRKHAM
                                     ----------------------------------------
                                     Charles D. Kirkham, Vice President


                              FROST NATIONAL BANK, as the surviving
                              bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998


                              By:    W.H. (BILL) ADAMS, III
                                     ----------------------------------------
                                     W.H. (Bill) Adams, III, Senior Vice
                                     President



                              ABN-AMRO BANK N.V.


                              By:    ALLEN V. POOLE
                                     ----------------------------------------
                              Name:  Allen V. Poole
                                     ----------------------------------------
                              Title  Senior Vice President
                                     ----------------------------------------


                              By:    W. BRYAN CHAPMAN
                                     ----------------------------------------
                              Name:  W. Bryan Chapman
                                     ----------------------------------------
                              Title: Group Vice President
                                     ----------------------------------------

                              BANK OF MONTREAL


                              By:    MELISSA BAUMAN
                                     ----------------------------------------
                              Name:  Melissa Bauman
                                     ----------------------------------------
                              Title: Director
                                     ----------------------------------------


                              THE BANK OF NEW YORK


                              By:    RAYMOND J. PALMER
                                     ----------------------------------------
                              Name:  Raymond J. Palmer
                                     ----------------------------------------
                              Title: Vice President
                                     ----------------------------------------


                              PARIBAS


                              By:    MIKE FIUZAT
                                     ----------------------------------------
                                     Mike Fiuzat, Vice President

                              By:    MARIAN LIVINGSTON
                                     ----------------------------------------
                              Name:  Marian Livingston
                                     ----------------------------------------
                              Title: Vice President
                                     ----------------------------------------



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:    PHILLIPPE SOUSTRA
                                     ----------------------------------------
                              Name:  Phillippe Soustra
                                     ----------------------------------------
                              Title: Senior Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By:    J. SCOTT FOWLER
                                     ----------------------------------------
                                     J. Scott Fowler, Managing Director

                              FIRST UNION NATIONAL BANK


                              By:    ROBERT R. WETTEROFF
                                     ----------------------------------------
                              Name:  Robert R. Wetteroff
                                     ----------------------------------------
                              Title:
                                     ----------------------------------------


                              BANK ONE, TEXAS, N.A.


                              By:    WM. MARK CRANMER
                                     ----------------------------------------
                              Name:  Wm. Mark Cranmer
                                     ----------------------------------------
                              Title: Vice President
                                     ----------------------------------------


                              NATEXIS Banque


                              By:    TIMOTHY L. POLVADO
                                     ----------------------------------------
                                     Timothy L. Polvado, Vice President


                              By:    RENAUD J. D'HERBES
                                     ----------------------------------------
                                     Renaud J. d'Herbes
                                     Senior Vice President
                                     and Regional Manager


                              THE BANK OF NOVA SCOTIA


                              By:    F.C.H. ASHBY
                                     ----------------------------------------
                              Name:  F.C.H. Ashby
                                     ----------------------------------------
                              Title: Senior Manager
                                     ----------------------------------------
                                     Loan Operations


                              COMERICA BANK-TEXAS


                              By:    DAVID L. MONTGOMERY
                                     ----------------------------------------
                                     David L. Montgomery, Vice President